UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

ATMI, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Commerce Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 794-1100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Lender Presentation and Memorandum.

On March 11, 2014, in connection with obtaining debt financing for the previously announced acquisition of ATMI, Inc. (the “Company”) by Entegris, Inc. (“Entegris”) (such transaction referred to herein as the merger), Entegris made available to potential lenders certain information regarding the business and operations of the Company, including with respect to the merger.  Certain portions of that information are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995

This current report on Form 8-K may contain “forward-looking statements” within the meaning of the federal securities laws, which are subject to risks and uncertainties.  You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that concern the Company’s strategy, plans or intentions.  All statements the Company makes relating to the closing of the merger and related transactions described in this current report or to the Company’s estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements.  In addition, the Company, through its senior management, from time to time makes forward-looking public statements concerning its expected future operations and performance and other developments.  These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, the Company’s actual results may differ materially from those that the Company expected.  The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based upon many detailed assumptions.  While the Company believes that its assumptions are reasonable, the Company cautions that it is very difficult to predict the impact of known factors, and, of course, it is impossible for the Company to anticipate all factors that could affect its actual results.

Risks and factors that could cause actual results to differ materially from the Company’s expectations (“cautionary statements”) are set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.  All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on the Company’s behalf, are expressly qualified in their entirety by the cautionary statements.  Any forward-looking statements contained herein speak only as of the date of this communication.  The Company assumes no obligation to update any written or oral forward-looking statement made by the Company or on the Company’s behalf as a result of new information, future events or other factors.

Item 9.01.	Financial Statements and Exhibits.

(d)                Exhibits.

99.1	Certain information presented to potential lenders, March 11, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, INC.

By:	/s/ Timothy C. Carlson
Name:	Timothy C. Carlson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: March 11, 2014

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain information presented to potential lenders, March 11, 2014.

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